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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 5, 2006

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Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices)	60070 (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
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At 10 a.m. in London, on December 5, 2006, HSBC Holdings plc, the parent of HSBC Finance Corporation, held a webcast for analysts and investors in advance of its blackout period that begins December 31, 2006. Prior to the presentation, HSBC Holdings plc released a Trading Update Commentary that included specific references to the operations and results of HSBC Finance Corporation. Excerpts of the Trading Update Commentary that relate to HSBC Finance Corporation are included in this Form 8-K as Exhibit 99.

A replay of the webcast is available until the close of business in London on December 7, 2006 in the United States at 1-866-583-1039, access code 789338#. Additional information concerning the webcast replay can be obtained at the HSBC Holdings plc website at www.hsbc.com under the Investor Relations tab.

This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.
Exhibit No.	Description
99

Excerpt of HSBC Holdings plc Trading Update Commentary released via webcast to investors and analysts in London, on December 5, 2006. The excerpted portions relate to operations and results of HSBC Finance Corporation.

Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Patrick D. Schwartz Patrick D. Schwartz Vice President and Deputy General Counsel-Corporate

Dated: December 5, 2006

Exhibit Index
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Exhibit No.	Description
99

Excerpt of HSBC Holdings plc Trading Update Commentary released via webcast to investors and analysts in London, on December 5, 2006. The excerpted portions relate to operations and results of HSBC Finance Corporation.